                          SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549


                                      FORM 8-K/A
                                    CURRENT REPORT

                                  Amendment No. 1

                          Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):  July 10, 1995


                           AMERICAN BANKNOTE CORPORATION
                     (Exact name of Registrant as specified in its charter)



                                       DELAWARE
                     (State or other jurisdiction of incorporation)


                  1-3410                             13-0460520
            (Commission File No.)         (IRS Employer Identification No.)


                      51 West 52nd Street, New York, NY 10019
                     (Address of principal executive offices) (Zip Code)


            Registrant's Telephone No., including area code: (212) 582-9200

   The undersigned Company hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated July 10, 1995, as set forth in the pages attached hereto:

        Item 7 (a) - Financial Statements of Business Acquired
        Item 7 (b) - Pro Forma Financial Information
        Item 7 (c) - Exhibits

ITEM 7 -     Financial Statements, Pro Forma Financial Information and
             Exhibits
        (a)  - Financial Statements of Business Acquired

   The following audited financial statements of Grafica Bradesco Ltda. And the report of the Independent Accountants with respect thereto:

             1. The Report of Independent Accountants with respect to the balance sheets of Grafica Bradesco Ltda. As of December 31, 1994,1992, and 1993 and the related statements of income, quotaholders' equity and changes in financial position for the years then ended all prepared in reais with constant purchasing power(full indexation)as of December 31, 1994.

             2. The Report of Independent Accountants with respect to the balance sheets of Grafica Bradesco Ltda. As of December 31, 1994, 1993 and 1992

             3.   Balance sheets as of December 31, 1994, 1993, and 1992.

             4. Statements of income for the years end December 31, 1994, 1993, and 1992.

             5. Statements of Quotaholders' Equity for the years end December 31, 1994, 1993, and 1992.

             6. Statements of Changes in Financial Position for the years end December 31, 1994, 1993, and 1992.

             7.   Notes to Financial Statements

Financial Statements





Grafica Bradesco Ltda.





Years ended December 31, 1994,
1993 and 1992 with Report of
Independent Auditors

















                             ERNST & YOUNG

                     GRAFICA BRADESCO LTDA.

                      FINANCIAL STATEMENTS

          Years ended December 31, 1994, 1993 and 1992



                            Contents




Report of Independent Auditors . . . . . . . . . . . . . . . . . . . 1

Audited Financial Statements


Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Statements of Income . . . . . . . . . . . . . . . . . . . . . . . . 4
Statements of Quotaholders' Equity . . . . . . . . . . . . . . . . . 5
Statements of Changes in Financial Position. . . . . . . . . . . . . 6
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . 7

ERNST & YOUNG
               Condoninio Sao Luis      Telefone: (011) 820-8277
              Torre 1 - 8 andar        Telefax:  (011) 820-6840
      Av. Pres Jusceline Kubitschek, 1830
                     04543900 - Sao Paulo - SP - Brazil



                REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Quotaholders
Grafica Bradesco Ltda.

We have audited the accompanying balance sheets of Grafica Bradesco Ltda. as of December 31, 1994, 1993 and 1992 prepared in reais with constant purchasing power (full indexation), and the related statements of income, quotaholders' equity and changes in financial position for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Brazil and the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, prepared in reais with constant purchasing power (full indexation), present fairly, in all material respects, the financial position of Grafica Bradesco Ltda. at December 31, 1994, 1993 and 1992, and the results of its operations, and changes in its financial position for the years then ended in conformity with accounting principles generally accepted in Brazil which differ in certain respects from those followed in the United States (see Note 10 to the financial statements).

              Sao Paulo, Brazil, April 20, 1995
                        ERNST & YOUNG
                 Auditores Independentes S.C.
                        CRC-SP 15.199


                    Claudio Gongalo Longo
                   Accountant CRC-SP 65.872

                    GRAFICA BRADESCO LTDA.
                        BALANCE SHEET
              December 31,  1994, 1993 and 1992
                   (Expressed in Reais--R$)

                                      1994           1993          1992
ASSETS
Current assets:
  Cash and banks                          287           7,206          1,081
  Short-term investments                   -        1,251,458      1,777,962
 Accounts receivable                  921,371       2,526,467      1,888,641
Allowance for doubtful
   accounts                           (13,820)        (37,897)       (56,659)
Other credits                         402,052         281,885        336,231
Fixed income
   securities                      46,339,731      36,351,744     30,047,710

Inventories
  Finished goods                      263,074         609,916        436,475
  Work in process                     440,996         545,373        332,337
  Raw material                      2,800,525       1,030,174      1,303,440
  Other                                93,128          52,052         31,817
                                    3,597,723       2,237,515      2,104,069
TOTAL CURRENT ASSETS               51,247,344      42,618,378     36,099,035

Other assets
  Tax incentive
     deposits                         814,275           3,213         18,576
  Compulsory deposits                   9,514           8,591          7,927
                                      823,789          11,804         26,503
Tax incentive
     investments                        9,749           3,343          2,685
Machinery and
      equipment                    20,731,589      21,525,288     21,430,017
Accumulated
      depreciation                (18,997,722)    (19,377,090)   (18,551,828)
                                    1,733,867       2,148,198      2,878,189
Deferred charges - net                 66,867              -              -
                                    1,810,483       2,151,541      2,880,879
TOTAL ASSETS                       53,881,616      44,781,723     39,006,412




                                    1994            1993            1992

LIABILITIES AND
  QUOTAHOLDERS' EQUITY
Current liabilities:
 Accounts payable
    -suppliers                      659,382       498,574           319,476
 State value-added
    and sundry taxes                955,561       955,633         1,015,827
 Payroll and social
    charges payable                 161,768       136,364           147,140
 Income tax payable                 457,530       611,678         1,775,563
 Accrual for vacation               313,090       255,009           215,423
 Other accruals                     484,098       629,738           707,556
 Income tax on short-
    term investments              1,362,507             -              -
                                  4,393,936     3,086,996         4,180,985

Long-term liabilities
 Deferred income tax              1,065,713     1,197,078         1,602,270

Quotaholders' equity             48,421,967    40,497,649        33,223,157


TOTAL LIABILITIES AND
 QUOTAHOLDERS' EQUITY            53,881,616    44,781,723        39,006,412






  See accompanying notes.

                   GRAFICA BRADESCO LTDA.
                     STATEMENT OF INCOME
          Years Ended December 31,  1994, 1993, 1992
                   (Expressed in Reais--R$)



                                     1994           1993             1992

  Sales and services
   rendered                       41,388,750      33,540,188     32,761,503
  Taxes and sales
   returns                        (3,837,584)     (3,124,032)    (2,856,539)
  Net sales and
   services rendered              37,551,166      30,416,156     29,904,964
  Cost of sales and
   services rendered             (23,009,674)    (14,009,659)   (17,870,553)
                                   14,541,492     16,406,497     12,034,411

Operating expenses:
  Selling expenses                    (57,064)      (80,679)        (64,364)
  Administrative
    expenses                       (4,482,805)   (2,949,661)     (2,131,399)
  Financial expenses               (1,504,216)     (523,822)       (274,649)
  Interest income                   4,529,959     2,824,898         904,889
  Other operating
    expenses                       (1,190,094)   (1,191,141)     (1,755,773)
  Other  expenses                  (1,251,813)   (4,171,650)     (1,347,185)
                                   (3,956,033)   (6,092,055)     (4,668,481)
                                   10,585,459    10,314,442       7,365,930

Non-operating income                  500,011       124,173         130,506
Income before income
  taxes                            11,085,470    10,438,615       7,496,436
Provision for income
  taxes                            (3,875,393)  (3,586,878)      (2,654,474)
Deferred income
  taxes                               131,365       405,192      (1,135,137)
Net income                          7,341,442     7,256,929       3,706,825


See accompanying notes.

                         GRAFICA BRADESCO LTDA.
                    STATEMENT OF QUOTAHOLDERS' EQUITY
               Years ended December 31,  1994, 1993, 1992
                        (Expressed in Reais--R$)



                            Monetarily
                            Corrected      Income         Retained
                             Capital      Reserve        Earnings  Total

Balance at
 December 31, 1991         14,648,570    7,979,529    7,042,388   29,670,487
Prior year adjustment
 special monetary
 correction 1989              233,847                                233,847
Net income for the year                               3,706,825    3,706,825
Quotaholder's 8%
 withholding tax on
 distributable earnings                                (388,002)    (388,002)
Balance at
 December 31, 1992         14,882,417    7,979,529   10,361,211   33,223,157

Tax incentive
 deposits                      17,563                                 17,563
Net income for
 the year                                             7,256,929    7,256,929
Balance at
 December 31, 1993         14,899,980    7,979,529   17,618,140   40,497,649

Tax incentive
 deposits                     582,876                                582,876
Net income for
 the year                                             7,341,442    7,341,442
Balance at
 December 31, 1994         15,482,856    7,979,529    4,959,582   48,421,967




  See accompanying notes.

                         GRAFICA BRADESCO LTDA.
               STATEMENT OF CHANGES IN FINANCIAL POSITION
              Years ended December 31,  1994, 1993 and 1992
                        (Expressed in Reais--R$)

                                      1994            1993             1992

Sources of working capital
  Net income for the year            7,341,442      7,256,929      3,706,825
  Expenses not affecting
    working capital:
      Depreciation and
      amortization                     786,163        975,089      1,110,149
  Net book value of
    machinery and equipment
    disposals                          112,048          2,095         26,953
Prior year adjustment                        -              -        233,847
Tax incentives deposits                582,876         17,563              -
Increase in deferred
 income tax                                  -              -      1,135,137
Decrease in other assets                     -         14,041        211,569
                                     8,822,529      8,265,717      6,424,480
Application of working
  capital
Increase in other assets               818,391              -              -
Purchase of machinery
 and equipment                         474,938        246,193        365,050
Increase in deferred  charges           75,809              -              -
Decrease in deferred
 income tax                            131,365        405,192              -
Quotaholders' 8%
 withholding tax on
 distributable earnings                      -              -        388,002

Total applications                   1,500,503        651,385        753,052
Increase in working capital          7,322,026      7,614,332      5,671,428

Changes in working capital
 Current assets:
 Beginning of year                  42,618,378     36,099,035     28,833,401
 End of year                        51,247,344     42,618,378     36,099,035
                                     8,628,966      6,519,343      7,265,634
Current liabilities:
 Beginning of year                   3,086,996      4,181,985      2,587,779
 End of year                         4,393,936      3,086,996      4,181,985
                                     1,306,940      1,094,989      1,594,206
Increase in working capital          7,322,026      7,614,332      5,671,428


See accompanying notes.

                         GRAFICA BRADESCO LTDA.

                      NOTES TO FINANCIAL STATEMENTS
                    December 31, 1994, 1993 and 1992

                        (Expressed in Reais--R$)


1.  Presentation of financial statements - Full Indexation

    The financial statements expressed in currency of constant purchasing power (full indexation) are prepared in conformity with accounting principles generally accepted in Brazil. Amounts are stated in currency of the purchasing power at December 31, 1994, based on the UFIR (Fiscal Reference Unit) index.

    The statements of income, shareholders' equity and changes in financial position encompass amounts originally expressed in both cruzeiros reais and reais. The conversion of cruzeiros reais into reais for the period from January 1 to June 30, 1994 was effected at the parity of CR$2,750 to R$1.00. The "real" was introduced on July 1, 1994.

    Revenues and expenses reflect nominal balances adjusted by losses and gains on the related assets and liabilities, so as to eliminate the effect of the inflation component. The adjusted amounts are converted monthly into UFIRs, based on the latter's average monthly value. Depreciation and amortization charges are recorded in subsidiary ledgers in UFIRs. The amounts computed in UFIRs are converted into reais based on the UFIR value at the balance sheet date of R$0.6767.

2.  Summary of principal accounting practices

    (a) Income and expenses are recorded on the accrual basis.

    (b) Allowance for doubtful accounts is constituted in an amount deemed adequate to cover potential credit losses.

    (c) Investments in fixed income securities are stated at cost plus accrued income, not exceeding the market value.

                        GRAFICA BRADESCO LTDA.

                     NOTES TO FINANCIAL STATEMENTS
                   December 31, 1994, 1993 and 1992

                       (Expressed in Reais--R$)

2.  Summary of principal accounting practices--continued

    (d) Inventories are valued at the lower of cost or market. Inventories comprised of raw material and maintenance material are valued at average cost. Finished goods and work in progress are valued at 70% and 56% respectively, of the highest selling price during the year. The adoption of fiscal criteria does not significantly affect the balance sheets and income for the year.

    (e) Fixed assets are stated at cost less accumulated depreciation, which are monetarily corrected.

    Depreciation is provided by the straight-line method based upon the estimated useful lives of the various classes of assets. Machinery and equipment 10%; furniture and fixture 10% and vehicles 20%.

    (f) Income and social contribution taxes are calculated based on taxable income for each month, adjusted to conform with the current governmental legislation.

    (g) Deferred income taxes were recognized on timing differences that are expected to reverse.

3.  Fixed income securities
    The investments in fixed income securities consists of:
                                 1994            1993            1992

"Commodities" funds           24,392,847           -                -
Bank deposit certificates      7,705,781    36,351,744       29,485,327
Fixed income funds            14,241,103             -          562,383
                              46,339,731    36,351,744       30,047,710

4. Inventories
                                  1994           1993            1992

Finished goods                   263,074       609,916          436,475
Work-in-process                  440,996       545,373          332,337
Raw material                   2,800,525     1,030,174        1,303,440
Other                            93,128         52,052           31,817
                              3,597,723      2,237,515        2,104,069

                        GRAFICA BRADESCO LTDA.

                     NOTES TO FINANCIAL STATEMENTS
                   December 31, 1994, 1993 and 1992

                       (Expressed in Reais--R$)

5. Machinery and Equipment

                                    1994             1993           1992

  Machinery and equipment        20,265,541      20,859,881     20,783,229
  Furniture and fixtures            331,347         340,019        328,967
  Accessories                       128,161         172,108        172,108
  Vehicles                              -           141,972        134,405
  Systems of communication            2,067           6,835          6,835
  Tools and instruments               4,473           4,473          4,473
                                 20,731,589      21,525,288     21,430,017
  Accumulated depreciation     (18,997,722)     (19,377,090)   (18,551,828)
                                 1,733,867        2,148,198      2,878,189


6. Capital

  At December 31, 1994 capital is represented by 3,600,000,000 quota (shares)(140,000,000 in 1993 and 11,000,000,000 in 1992).

7. Related party transactions

  Transactions relating to fixed income securities, accounts receivable, sales of products to companies in the Bradesco Group are made under the same conditions as those with third parties.



                                  1994            1993            1992

Accounts receivable from
  related parties                784,781        2,336,194      1,713,370

                        GRAFICA BRADESCO LTDA.
                     NOTES TO FINANCIAL STATEMENTS
                   December 31, 1994, 1993 and 1992
                       (Expressed in Reais--R$)

8.  Allocation of Gain and Losses on Monetary Items

    In accordance with Brazilian Securities and Exchange Commission (CVM) instructions, income and expenses are adjusted by the related gains and losses on related monetary liabilities and assets, as shown below:
                                               Gains (Losses)
Income statement accounts          1994              1993          1992

Cost of goods sold              (1,625,355)        (439,159)    (3,209,576)
Administration expenses            382,484          502,632        343,566
Financial revenue             (100,061,601)    (117,417,778)   (74,906,167)
Financial expenses               5,747,679       11,123,473      8,324,930
Selling expenses                    63,513          116,404        176,847
Other expenses                  (1,291,323)      (4,199,875)    (1,355,066)
                               (96,784,603)    (110,314,303)   (70,625,466)
9.  Changes in tax legislation

    Through provisional Measure No. 812 of December 30, 1994, converted into Law No. 8.981 on January 20, 1995, the Federal Government made changes in the tax legislation which, among other aspects, limited the compensation of income tax loss carry forwards to 30% of taxable income for the year.

10. Differences between Brazilian and United States generally accepted accounting principles ("GAAP")

    The Company's financial statements are prepared based on accounting principles generally accepted in Brazil ("Brazilian GAAP"), which differ in certain respects from United States generally accepted accounting principles ("U.S. GAAP").

    Constant Currency Financial Statement

    The presentation of financial statement in constant purchasing power (full indexation) for domestic Brazilian entities represents a comprehensive measure of the effects of price level changes in the inflationary Brazilian economy and, as such, is considered a more meaningful presentation than financial reporting based on historical cost for Brazilian and U.S. accounting purposes. The principal differences other than inflation accounting, between Brazilian and U.S. GAAP that significantly affect net income and total quotaholders' equity as of each of the years ended December 31, 1994, 1993 and 1992 are as follows:

                        GRAFICA BRADESCO LTDA.

                     NOTES TO FINANCIAL STATEMENTS
                   December 31, 1994, 1993 and 1992

                       (Expressed in Reais--R$)

10. Differences between Brazilian and United States generally accepted accounting principles ("GAAP")--continued

    Related party transactions
    The parent provides the Company with operating facilities and utilities at no charge. The annual fair market value for those services based on 1995 estimates and the related income tax effects approximated the following:
                           1994                 1993                1992

    Rent                 1,296,000           1,296,000            1,296,000
    Utilities              360,000             360,000              360,000
    Tax effects           (678,960)           (678,960)            (745,200)
    Adjustment             977,040             977,040              910,800

    These adjustments would have affected the amounts reported under Brazilian GAAP as follows:

                            1994             1993                1992

    Net income under
     Brazilian GAAP         7,341,442          7,256,929       3,706,825
    Adjustment               (977,040)          (977,040)       (910,800)
    Net income under
     US GAAP                6,364,402          6,279,889       2,796,025

    Retained earnings
     under Brazilian GAAP  24,959,582         17,618,140      10,361,211
    Adjustment             (2,864,880)        (1,887,840)       (910,800)
    Retained earnings
     under US GAAP         22,094,702         15,730,300       9,450,411

    Capital under
     Brazilian G           15,482,856         14,899,980      14,882,417
    Adjustment              2,864,880          1,887,840         910,800
    Capital under
     US GAAP               18,347,736          16,787,820     15,793,217

                       GRAFICA BRADESCO LTDA.

                     NOTES TO FINANCIAL STATEMENTS
                   December 31, 1994, 1993 and 1992

                       (Expressed in Reais--R$)

10. Differences between Brazilian and United States generally accepted accounting principles ("GAAP")--continued

    Supplementary U.S. disclosures - Cash flow information

    Statements of cash flows required by U.S. GAAP are as follows:
                                    1994        1993            1992
    Operating activities
    Net income                    7,341,442    7,256,929      3,706,825
    Adjustments to reconcile
      net income to net cash
      provided by operating
      activities:
    Depreciation and
     amortization                    786,163     975,089      1,110,149
    Gain on sales of
     machinery and equipment        (372,638)    (10,777)       (77,066)
    Prior year adjustment                  -          -         233,847

    Changes in operating
     assets and liabilities:
    Decrease(increase) in
     accounts receivable            1,605,096   (637,826)    10,723,435
    Decrease in allowance
     for doubtful accounts            (24,077)   (18,762)       (32,612)
    Decrease (increase) in
     other credits                   (120,167)    54,346        268,181
    Increase in inventories        (1,360,208)  (133,446)     1,565,634
    Increase (decrease) in
     accounts payable -
     suppliers                        160,808    179,098       (205,477)
    Increase (decrease) in
     state value-added and
     sundry taxes                         (72)   (60,194)       375,429
    Increase (decrease) in
     payroll and social
     charges payable                   25,404    (10,776)        64,771
    Increase (decrease) in
    income tax payable               (154,148) (1,163,885)    1,206,837
    Increase (decrease) in
     accrual for vacation              58,081      39,586       (49,113)

                       GRAFICA BRADESCO LTDA.

                     NOTES TO FINANCIAL STATEMENTS
                   December 31, 1994, 1993 and 1992

                       (Expressed in Reais--R$)

10. Differences between Brazilian and United States generally accepted accounting principles ("GAAP")--continued

                                    1994          1993           1992
      Increase (decrease) in
       other payable
       and accruals             (145,640)      (78,818)          596,640
      Increase in income tax
       on short-term
       investment              1,362,507             -             -
      Increase (decrease) in
       deferred income tax      (131,365)     (405,192)        1,135,137
      Net cash provided by
       operating activities    9,031,186     5,985,372        20,622,617

    Investing activities
     Purchase of machinery
      and equipment             (474,938)     (246,193)         (365,050)
     Proceeds from disposal
       of equipment              484,686        12,872           104,019
     Decrease (increase)
       in other assets          (818,391)       14,041           211,569
     Increase in deferred
       charges                   (75,809)            -               -
     Tax incentives deposits     582,876        17,563               -
     Quotaholders' 8%
       withholding tax on
       distributable earnings     -               -             (388,002)
    Net cash used in
       investing activities     (301,576)     (201,717)         (437,464)

    Financing Activities
      Decrease in foreign
       notes payable              -               -             (394,871)
    Net cash used in
     financing activities          -               -             (394,871)

                       GRAFICA BRADESCO LTDA.

                     NOTES TO FINANCIAL STATEMENTS
                   December 31, 1994, 1993 and 1992

                       (Expressed in Reais--R$)


10. Differences between Brazilian and United States generally accepted accounting principles ("GAAP")--continued

                               1994          1993                1992


    Net increase in cash
      and cash equivalents        8,729,610    5,783,655    19,790,282
    Cash and cash equivalents
      at beginning of year       37,610,408   31,826,753    12,036,471
    Cash and cash equivalents
      at end of year             46,340,018   37,610,408    31,826,753

    Income tax paid               3,717,941    1,595,746       738,726


    Fair Values of Financial Instruments

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments at December 31, 1994, 1993 and 1992:

    Cash, short-term investments and fixed income securities: The carrying amounts reported in the balance sheets approximate fair value.

ITEM 7 -    Financial Statements, Pro Forma Financial Information and
            Exhibits
    (b)     Pro Forma Financial Information

             COMBINED UNAUDITED PRO FORMA FINANCIAL INFORMATION

    Effective as of July 1, 1995, the Company's Brazil subsidiary, American Bank Note Company Grafica e Servicos Ltda. ("ABN-Brazil"), acquired the printing business and operations of Grafica Bradesco Ltda. ("Grafica Bradesco") from Banco Bradesco S.A. (Brazil)("Banco Bradesco"). Under the terms of the acquisition agreement, Banco Bradesco became a holder of 22.5% of ABN-Brazil, in exchange for the business and certain operating assets of Grafica Bradesco valued at approximately $18 million. Grafica Bradesco is engaged in the business of check printing, check personalization, printing of continuous forms, deposit slips, financial cards and insurance policies. ABN-Brazil will continue to be the principal supplier for Banco Bradesco under a multi-year contract and will continue to operate in the Sao Paulo location of Grafica Bradesco for up to one year. The acquisition was accounted for as a purchase.

    The following unaudited Pro Forma Combined Balance Sheet gives effect to the acquisition of certain assets of Grafica Bradesco as if the transaction had occurred on June 30, 1995. Certain major assets, consisting principally of cash and equivalents, receivables and investments included in the Grafica Bradesco historical financial statements filed with this Form 8-K/A were not acquired from Banco Bradesco and are eliminated to arrive at the pro forma amounts.

    The unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1994 and the six months ended June 30, 1995 combined the historical results of operations of the Company and the operations of Grafica Bradesco acquired and assume that the acquisition had been
effective as of the beginning of the periods presented.   Substantial
financial income related to the assets not acquired have been eliminated from the Grafica Bradesco Statement of Operations.

    The pro forma adjustments included in the accompanying Combined Unaudited Pro Forma Financial Information are based upon the estimated fair value of the assets acquired and liabilities assumed of Grafica Bradesco and are based on preliminary estimates, evaluations and other data which are currently available and may change as a result of further analysis. However, management does not believe the allocation of the purchase price will be materially different from the estimates herein.

    The Pro Forma Combined Financial Statements have been prepared using
US Generally Accepted Accounting Principles ("GAAP"), including certain purchase accounting assumptions. The Grafica Bradesco historical financial statements included in the Pro Forma Combined Statements of Operations have been translated into US dollars in accordance with SFAS
No. 52 "Foreign Currency Translation" ("SFAS No. 52") for hyper-inflationary economies which results in a remeasurement of the historical reais financial statements as if the US dollar were the functional currency. This SFAS requires (i) that translation of monetary assets and liabilities be made at year-end exchange rates; (ii) that nonmonetary assets and liabilities and related income statement items be translated at historical rates and (iii) that remaining revenues and expenses be translated at average rates. Such remeasurement of the historical reais financial statements results in a foreign exchange gain or loss on monetary assets/liabilities that are not denominated in US dollars and the gain or loss is included in determining net income.

    The predecessor financial statements of Grafica Bradesco included elsewhere herein include adjustments necessary to present the financial statements in accordance with GAAP and have been price-level restated in order to reflect the effect of the changes in the purchasing power of the Brazilian currency. Accordingly, the financial statements have been remeasured into Brazilian reais of constant purchasing power as at December 31, 1994 from the basic underlying historical local currency records (various currencies during the Grafica Bradesco's existence), using the Consumer and General Price Indexes which are considered to measure most closely the general price increases for a broad range of goods and services over the periods involved. Such remeasurement in terms of constant purchasing power results in a gain or loss on monetary assets and liabilities, regardless of the currency involved. In addition, the foreign exchange gain or loss in the reais financial statements is based on balances that are not denominated in reais.

    The foregoing financial statements cannot be reconciled, as the financial statements included in Pro Forma Combined Statements of Operations are remeasured into US dollars using SFAS No. 52 and include certain purchase accounting adjustments, and the predecessor financial statements are prepared using reais of constant purchasing power over the periods involved.

    The Combined Unaudited Pro Forma Financial Information is presented for informational purposes only and does not purport to represent what the Company's results of operations would have been had the transaction described in fact occurred at the beginning of the periods indicated or to project the Company's results of operations for any future date or period. The Combined Pro Forma Financial Information has been prepared by the Company and all calculations have been based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth under the Notes to the Unaudited Pro Forma Combined Financial Statements. These statements should be read in conjunction with the historical consolidated financial statements and the notes thereto of the Company included in the Company's latest annual report on Form 10-K, the Company's latest quarterly report on Form 10-Q and the historical financial statements and the notes thereto of Grafica Bradesco filed with this Form 8-K/A-1.

AMERICAN BANKNOTE CORPORATION
PRO FORMA COMBINED BALANCE SHEET - Unaudited
As at June 30, 1995
(Dollars in thousands)
Assumes American Banknote Corporation ("ABN") Acquired the Business and
    Certain Assets of Grafica Bradesco Ltda. ("Grafica Bradesco") as of
    June 30, 1995
                                             Grafica       Pro      Pro Forma
                                   ABN     Bradesco      Forma       Balance
ASSETS                         Historical  Historical  Adjustments   Sheet

Current assets
   Cash and equivalents        $ 22,767                            $ 22,767
   Accounts receivable, net      34,789    $ 1,844     $(1,844) (a)  34,789
   Other receivables              5,416        375        (375) (a)   5,416
   Fixed income securities            -     61,134      61,134  (a)      -
   Inventories                   17,933      5,130                   23,063
   Deferred tax benefits          2,836                     374 (b)   3,210
   Prepaid expenses               4,340         -         1,620 (b)   5,960
     Total current assets        88,081     68,483      (61,359)     95,205
Property, plant and
   equipment, net               211,794      1,483       16,174 (b) 229,451
Other assets                     25,946        995         (995)(a)  25,946
Excess of cost of investment
   in subsidiaries over net
   assets acquired               33,148          -        2,819 (c)  35,967
                             $  358,969    $70,961     $(43,361)   $386,569

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Current portion of
     long-term debt          $      166                             $   166
   Accounts payable and
     accrued expenses            35,650   $ 5,021      $  (2,621)(a) 38,050
     Total current liab's        35,816     5,021         (2,621)    38,216
Long-term debt, net of
   unamortized discount         191,241         -          -         191,241
Other liabilities                14,265         -          -          14,265
Deferred income taxes            64,465     1,092          6,908 (b)  72,465
Minority interest                     -                   17,200 (d)  17,200
                                305,787     6,113         21,487     333,387
Stockholders' equity                  -    64,848        (64,848)(a)       -
   Preferred Stock                    -          -                         -
   Common Stock                     194                                  194
   Capital surplus               67,072                               67,072
   Retained earnings(deficit)   (12,831)                             (12,831)
   Treasury stock                (1,253)                              (1,253)
                                 53,182          -         -          53,182
                             $  358,969    $70,961      $(43,361)   $386,569
/TABLE

AMERICAN BANKNOTE CORPORATION
NOTES TO PRO FORMA COMBINED BALANCE SHEET- Unaudited
As at June 30, 1995


Pro-Forma Adjustments
(a)  Elimination of net assets and liabilities not acquired.
(b)  Record fair value of adjustments to assets acquired.
(c) Record net excess of cost of investment in subsidiary over net assets acquired.
     (d)  Record minority interest in ABN-Brazil after transaction.

AMERICAN BANKNOTE CORPORATION
PRO FORMA COMBINED STATEMENT OF OPERATIONS- Unaudited
For the Six Months Ended June 30, 1995
Assumes that American Banknote Corporation ("ABN") the Business and
   Certain Assets of Grafica Bradesco Ltda. ("Grafica Bradesco") As of January 1, 1995 in a Purchase Transaction

                                 For the Six Months Ended June 30, 1995
                                   (In thousands, except per share data)
                                             Grafica      Pro       Pro
                                  ABN        Bradesco   Forma      Forma
                              Historical   Historical   Adjust's  Combined

Sales                           $96,659     $18,498               $115,157
Costs and expenses:                                      $  810 (a)
    Costs of goods sold          70,098      12,851        (520)(b) 83,239
    Selling and administration   19,459       1,795        (100)(b) 21,154
    Amortization of excess
        cost on transaction          -           -           71 ( c)    71
    Depreciation and
      amortization                6,555         302         503 (d)  7,360
                                 96,112      14,948         764    111,824

                                    547       3,550        (764)     3,333
Other (expense) income
    Interest expense            (11,460)          -           -    (11,460)
    Interest income                   -      12,157     (12,157)(e)     -
    Foreign translation
      loss, net                      58      (3,226)      4,966 (e)  1,798
    Other, net (including
      interest income)            1,070        (431)        (61)       578
                                (10,332)      8,500      (7,252)    (9,084)
Income (loss) before taxes       (9,785)     12,050      (8,016)    (5,751)
                                                         (2,323)(e)
Provision for taxes                   -       3,858        (303)(f)  1,232
Income (loss) before
    minority interest            (9,785)      8,192      (5,390)    (6,983)
Minority interest                          -           -    834 (g)    834
Income (loss) from
    continuing operations     $  (9,785)    $ 8,192    $ (6,224)  $ (7,817)

Average shares outstanding       19,070                             19,070

Earnings per share from
    continuing operations     $   (0.51)                            $ (0.41)
/TABLE

AMERICAN BANKNOTE CORPORATION
NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS - Unaudited
For the Six Months Ended June 30, 1995





Pro-Forma Adjustments
(a) Include estimated value of rent and utilities in statement of operations not previously charged to Grafica Bradesco.
(b) Eliminate severance costs incurred in connection with transaction.
(c) Amortization of net excess cost of investment over fair value of net assets acquired over 20 years.
(d) Adjustment based on additional fair value of fixed assets at acquisition date.
(e) Eliminate interest income, foreign translation losses and other items relative to business and net assets not acquired in transaction net of related tax.
(f) Tax adjustment is based on deductible items at statutory rates in Brazil.
(g) Minority interest is based on 22.5% of the after tax earnings of ABN-Brazil.

AMERICAN BANKNOTE CORPORATION
PRO FORMA COMBINED STATEMENT OF OPERATIONS - Unaudited
For the Six Months Ended June 30, 1995
Assumes that American Banknote Corporation ("ABN") the Business and
    Certain Assets of Grafica Bradesco Ltda. ("Grafica Bradesco") As of January 1, 1994 in a Purchase Transaction

                                  For the Year Ended December 31, 1994
                                   (In thousands, except per share data)
                                             Grafica      Pro       Pro
                                  ABN        Bradesco   Forma      Forma
                              Historical   Historical   Adjust's  Combined

Sales                              $208,133    $34,670             $242,803
Costs and expenses:
    Costs of goods sold             130,889     23,685   $1,620 (a) 156,194
    Selling and administration       38,974      2,266       -       41,240
    Restructuring costs               5,000         -        -        5,000
    Provision re idle equipment       2,000         -        -        2,000
    Amortization of excess
      cost on transaction                -          -       141 (b)     141
    Depreciation and
      amortization                   13,094        784      826 (c)  14,704
                                    189,957     26,735    2,587     219,279

                                     18,176      7,935   (2,587)     23,524
Other (expense) income
    Interest expense                (21,057)         -       -      (21,057)
    Interest income                       -     88,806  (88,806)(d)      -
    Foreign translation
      loss, net                      (7,037)   (58,841)  71,948 (d)   6,070
    Other, net (including
    interest income)                  1,816     (1,345)    (492)(d)     (21)
                                    (26,278)    28,620  (17,350)    (15,008)
Income (loss) before taxes           (8,102)    36,555  (19,937)      8,516
                                         -           -   (7,132)(d)     -
Provision for taxes                  (2,401)    15,026     (801)(e)   4,692
Income (loss) before
    minority interest                (5,701)    21,529  (12,004)      3,824
Minority interest                        -           -    2,653 (f)   2,653
Income (loss)from
    continuing operations          $ (5,701)   $21,529 $(14,657)    $ 1,171

Average shares outstanding           19,000                          19,000

Earnings (loss) per share from
    continuing operations        $ (0.30)                         $    0.06

AMERICAN BANKNOTE CORPORATION
NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS - Unaudited
For the Year Ended December 31, 1994




Pro-Forma Adjustments
(a) Include estimated value of rent and utilities in statement of operations not previously charged to Grafica Bradesco.
(b) Amortization of net excess cost of investment over fair value of net assets acquired over 20 years.
(c) Adjustment based on additional fair value of fixed assets at acquisition date.
(d) Eliminate interest income, foreign translation losses and other items relative to business and net assets not acquired in transaction net of related tax.
(e) Tax adjustment is based on deductible items at statutory rates in Brazil.
(f) Minority interest is based on 22.5% of the after tax earnings of ABN-Brazil.

ITEM 7 - Financial Statements, Pro Forma Financial Information and
         Exhibits
         (c)  Exhibits
         10.1 By-Laws of American Bank Note Company Grafica e Servicos Ltda., as amended as of July 31, 1995
         10.2 Subscription Agreement dated June 2, 1995 re Grafica Bradesco Ltda. and American Bank Note Company Grafica e Servicos Ltda.



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

         AMERICAN BANKNOTE CORPORATION


DATE: September 21, 1995



         BY: s/ John T. Gorman
         John T. Gorman
         Executive Vice President and
         Chief Financial Officer